                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                  FOR TENDER OF

                          10 1/2% SENIOR NOTES DUE 2009
                   FOR 10 1/2% SERIES B SENIOR NOTES DUE 2009
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                                       OF

                              WOLVERINE TUBE, INC.

      This form must be used to accept the Exchange Offer of Wolverine Tube, Inc. (the "Company") made pursuant to the Prospectus dated ______________, 2002 (the "Prospectus") if certificates for the 10 1/2% Senior Notes due 2009 (the "Old Notes") of the Company are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis, or if the Old Notes, the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus). This form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent as set forth below. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                BY HAND DELIVERY:
                       Wachovia Bank, National Association
                         12 East 49th Street, 37th Floor
                            New York, New York 10017

             BY REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY:
                       Wachovia Bank, National Association
                           Customer Information Center
                           Corporate Trust Operations
                         1525 West W.T. Harris Boulevard
                                  3C3, NC 1153
                         Charlotte, North Carolina 28262
                                Attn: Marsha Rice

                                  BY FACSIMILE:
                                 (704) 590-7628

                  FOR INFORMATION OR CONFIRMATION BY TELEPHONE:
                                 (704) 590-7413

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

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Ladies and Gentlemen:

      The undersigned hereby tenders to Wolverine Tube, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures" section of the Prospectus.

      ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Principal Amount of Old Notes Tendered (must be an           Name(s) of Record Holder(s):
integral multiple of $1,000):
$
 -------------------------------------------------           -----------------------------------------

Certificate No(s). for Old Notes (if available):             Address:

--------------------------------------------------           -----------------------------------------

--------------------------------------------------           -----------------------------------------


If Old Notes will be delivered by book-entry transfer to     Area Code and Tel. No.:
the Depository Trust Company, provide account number:                               ------------------

Account Number:                                              Signature(s):
                ----------------------------                              ----------------------------

                                                             -----------------------------------------

                                                             Dated:
                                                                   -----------------------------------

      This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Old Notes exactly as its (their) name(s) appear(s) on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
                  --------------------------------------------------------------
Capacity:
                  --------------------------------------------------------------
Address(es):
                  --------------------------------------------------------------

                  --------------------------------------------------------------


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

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm:
             ----------------------------------------        ---------------------------------------------
                                                                         (Authorized Signature)
Address:                                                     Name:
        ---------------------------------------------             ----------------------------------------
                                                                          (Please Type or Print)
-----------------------------------------------------
                                           (Zip Code)        Title:
                                                                   ---------------------------------------
Area Code and
Telephone No.:                                               Dated:
              ---------------------------------------              ---------------------------------------

NOTE: DO NOT SEND THE OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT ONLY
      WITH A COPY OF YOUR LETTER OF TRANSMITTAL.


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